UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Filed by a Party other than the Registrant ☑

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☑	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12
Alliance Semiconductor Corporation
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
B. Riley & Co., Inc.
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER
THAN THE REGISTRANT)

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BACKGROUND
PARTICIPANTS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm
OTHER MATTERS
ADDITIONAL INFORMATION

PROXY STATEMENT
OF
B. RILEY & CO., INC.
IN OPPOSITION TO THE BOARD OF DIRECTORS OF
ALLIANCE SEMICONDUCTOR CORPORATION

ANNUAL MEETING OF STOCKHOLDERS OF
ALLIANCE SEMICONDUCTOR CORPORATION
TO BE HELD OCTOBER 20, 2005
AT
SANTA CLARA, CALIFORNIA

       This Proxy Statement, dated September 19, 2005 (“Proxy Statement”), and the accompanying GOLD proxy card are being furnished in connection with the solicitation of proxies by B. Riley & Co., Inc. and Bryant R. Riley (collectively, “Riley”) to be voted at the annual meeting of Alliance Semiconductor Corporation (together with any adjournments, postponements, or reschedulings thereof, the “Annual Meeting”).
      Voting materials, which include this Proxy Statement and a GOLD proxy card, will be mailed to stockholders on or about September 20, 2005.
      In this Proxy Statement:

•	“We,” “us,” and “our” refer to Riley, as defined above;

•	The “Company” or “ALSC” refers to Alliance Semiconductor Corporation;

•	“Board of Directors” or “Board” means ALSC’s Board of Directors; and

•	“SEC” means the Securities and Exchange Commission.
We have summarized below important information with respect to the Annual Meeting.
Time and Place of the Annual Meeting
      The Company has announced that the Annual Meeting will be held at 10:00 a.m., local time, on Thursday, October 20, 2005, at the Biltmore Hotel, 2151 Laurelwood Road, Santa Clara, CA 95054. The Company has also announced that the record date (the “Record Date”) for determining stockholders entitled to notice of and to attend the Annual Meeting is August 22, 2005.
Purpose of the Proxy Statement and Proxy Card
      You are receiving a Proxy Statement and proxy card from us because you owned shares of ALSC common stock as of the Record Date. This Proxy Statement describes important issues on which we would like you, as a stockholder, to vote, including an important election of the Company’s directors.
      When you sign the proxy card, you appoint Bryant R. Riley and Tom Kelleher as your representatives at the meeting. They will vote your shares in the manner that you have directed on the accompanying GOLD proxy card, at the Annual Meeting. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Riley Nominees, listed below, as directors of the Company and FOR ratification of the appointment of the Company’s independent registered public accounting firm. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign, date and return your proxy card in advance of the meeting in case your plans change. This way, your shares will be voted whether or not you attend the Annual Meeting.

Proposals to be Voted on at the Annual Meeting
      At the Annual Meeting, a vote will be held on:

•	The election of five members of the Board of Directors;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

•	Such other matters that may properly come before the Annual Meeting.
      Riley has nominated the following five individuals for election as members of the Board of Directors (each individually a “Riley Nominee,” and collectively, the “Riley Nominees”):
      (1) BRYANT R. RILEY
      (2) ALAN B. HOWE
      (3) BOB D’AGOSTINO
      (4) J. MICHAEL GULLARD
      (5) C. N. REDDY
      Pursuant to this Proxy Statement, we are soliciting your proxy in support of the election of the Riley Nominees as directors of the Company. In a definitive proxy statement filed with the SEC on September 15, 2005 (the “Company’s Proxy Statement”), the Company’s Board of Directors has nominated all of the current Board members except C.N. Reddy, a co-founder of the Company and a Riley Nominee, and has proposed one new director nominee.
      This Proxy Statement and GOLD proxy card are first being mailed to the stockholders of the Company on or about September 20, 2005.
BACKGROUND
      Riley has followed the stock of ALSC for a number of years, monitoring it for some time before initiating formal coverage on April 19, 2001. Riley terminated formal coverage of ALSC stock on January 4, 2005 when the analyst covering the stock resigned. During the period of its formal coverage of ALSC stock, Riley maintained a “Buy” recommendation largely based on the value of ALSC’s investments, but criticized the ALSC operating business.
      ALSC’s stock price declined from its all-time high of $46.75 in August 1995 to $1.61 on May 24, 2005, and was $2.81 as of September 13, 2005. Riley attributes the decline in price, at least since 2001, in part to the continued erosion of both volume and profitability in ALSC’s “core” semiconductor business and, pending a thorough review of all available options, believes that the value in ALSC’s investment portfolio should be used for the benefit of stockholders (by distributions or redemptions) rather than further attempting to support the Company’s traditional semiconductor business model. Acting on this belief, Riley began purchasing ALSC stock in 2005 and began to try to convince ALSC management that it was time to modify the Company’s business model. Riley representatives expressed these concerns directly to ALSC management through telephone calls and in a number of letters.
      During a series of phone calls in June of 2005, Riley representatives spoke with C.N. Reddy, a director and co-founder of the Company and found that he agreed that the management of ALSC should consider liquidating the ALSC investment portfolio for the benefit of stockholders rather than reinvesting in ALSC’s traditional semiconductor business.
      To memorialize its position, after telephone discussions with N. Damodar Reddy, Riley sent a letter on June 22, 2005 to N. Damodar Reddy, Chairman of the Board, requesting a meeting to discuss Riley’s concerns and noting that as a precaution, in case management and the board of directors were unresponsive, Riley would preserve its rights to nominate a slate of directors for election at ALSC’s annual meeting by giving notice required by the Company’s bylaws. Riley’s letter made it clear that the desire to see a change in direction was paramount, and that naming a new slate of directors was only a precaution to keep this option available. Mr. Riley had formed the impression, based on a telephone conversation with N. Damodar Reddy, that he might be amenable to discussing Riley’s concerns but, because the deadline for submitting nominations was approaching, Riley designated a slate of directors, all of whom were willing to consider seriously the issues Riley and other stockholders had articulated, and sent a notice of this intention to ALSC’s corporate secretary.
      ALSC’s management responded by forming a special committee to consider alternatives for the direction of the Company and respond to Riley’s proposals, consisting of all of its directors except director C.N. Reddy, who had expressed his belief that the Board should consider liquidating the investment portfolio for the benefit of stockholders rather than reinvesting in ALSC’s traditional business. The special committee hired an investment bank, at shareholder expense, as its financial adviser. Riley wrote a letter on July 8, 2005, to the members of the special committee, setting out the basis for Riley’s belief that the investment portfolio was an asset that should be preserved for stockholders rather than reinvested in the Company’s traditional business, and requesting a meeting. The special committee sent a letter refusing the meeting.
      Riley subsequently requested the Company’s stockholder list and requested the right to inspect records concerning investments, minutes of stockholder meetings and similar matters. The Company provided the stockholder list but responded through its counsel that it did not think the other requests were proper, and denied the requests except for an offer to provide limited information about certain investments, provided Riley would execute a confidentiality letter. Riley did not execute this confidentiality letter because the restrictions that ALSC’s counsel sought to impose would preclude Riley and its representatives from sharing information learned with other stockholders in connection with the election of directors.
      Riley has several times reached out to the Company in an attempt to meet with management. Riley’s most recent request was made on August 15, 2005 and has not produced a meeting yet.
      As a result of the inability to obtain meaningful progress, or a commitment from the Board of Directors to use the Company’s investments for the benefit of stockholders rather than re-deploying them in an underperforming semi-conductor business, Riley has determined to proceed in the attempt to elect replacement directors who are committed to thoroughly evaluating the alternatives Riley believes are appropriate. While the Riley Nominees have not reached a conclusive plan to sell or terminate the Company’s traditional business and to realize the value in the Company’s investment portfolio, their inability to do so is the direct result of the Company’s refusal to share information. That said, from the information that is available, Riley’s research and the lackluster performance of the Company (twenty consecutive quarters of operating losses), Riley believes that selling or shutting down the traditional ALSC semiconductor business may prove to be the best course of action. The Riley Nominees believe that once they have access to the Company’s records, they can quickly determine whether, in fact, the claim by management that the traditional business deserves further investment has merit. Unless in this process compelling reasons to reinvest in the Company’s traditional business are revealed, the Riley Nominees intend to sell this business and use the proceeds of that sale, together with proceeds from the Company’s existing investment portfolio, for distributions to stockholders or to repurchase stockholders’ shares. Although the Riley Nominees cannot quantify or guarantee a benefit to the stockholders, the Riley Nominees would seek to make such a use of Company funds in a tax-efficient manner to the extent feasible.
      The Company’s preliminary proxy materials filed with the SEC announce an intent to liquidate investments in United Microelectronics Corporation, and to potentially dispose of ALSC’s interests in Alliance Ventures Management. This appears to Riley to be a belated plan to follow a part of the Riley approach, but simply does not go far enough. The Board seems willing to continue what Riley regards as wasting stockholders’ money by announcing that they still plan to “focus on semiconductor operations.” Riley believes that it should not have been necessary to spend money and time hiring an investment bank to produce this result. Riley questions the likelihood that the current Board will exercise fiscal discipline given the severe losses the Company has suffered over the last 5 years. Mr. Riley believes that the incumbent Board cannot be counted on to return money to shareholders when they still remain committed to the Company’s poorly performing traditional semiconductor business.
      We urge you to support the Riley Nominees, who are truly committed to change at ALSC.
PARTICIPANTS
      The following persons are participants in the solicitation by Riley with respect to the Annual Meeting (each, a “Participant”): B. Riley & Co., Inc.; the Riley Nominees, namely Bryant R. Riley, Alan B. Howe, Bob D’Agnostino, J. Michael Gullard and C.N. Reddy; Tom Kelleher; and the following affiliates of B. Riley & Co., Inc., which each beneficially own shares of the Company, intend to vote for the Riley Nominees and may share in the expenses of solicitation: B. Riley & Co. Holdings, LLC, SACC Partners LP, Riley Investment Management LLC and B. Riley & Co. Retirement Trust.
      B. Riley & Co., Inc., a Delaware corporation, is a NASD member broker-dealer providing research, trading and investment banking services. B. Riley & Co. Holdings, LLC is a Delaware limited liability company owned and managed by Mr. Riley for investment purposes. Riley Investment Management LLC, a Delaware limited liability company, is an SEC-registered investment adviser that is owned and managed by Mr. Riley. Riley Investment Management LLC is the investment adviser to and general partner of SACC Partners LP, an investment Delaware limited partnership. Mr. Riley is a trustee of the B. Riley & Co. Retirement Trust, a tax qualified employee benefit plan. Mr. Kelleher is the President of B. Riley & Co, Inc. and serves as an employee of Riley Investment Management LLC. Information regarding the Riley Nominees may be found below under “Election of Directors — The Riley Nominees.” The business addresses and ownership of Company securities with respect to each of the participants is provided in Exhibit A hereto. B. Riley & Co., Inc. has entered into contracts and arrangements regarding the Company’s securities in its capacity as a market maker with respect to the Company’s stock in the normal course of its business. In addition, B. Riley & Co. has facilitated transactions in the Company’s securities on behalf of its clients in the normal course of its business. C.N. Reddy, as noted below, has been party to various arrangements and contracts in his capacity as an officer and director of the Company.
      Except as set forth in this Proxy Statement, none of the Participants (i) is, or was within the past year, a party to any contract, arrangement or understanding with any persons with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, or (ii) has any arrangement or understanding with any person (A) with respect to any future employment by the Company or its affiliates or (B) with respect to any future transactions to which the Company or any of its affiliates may be a party. None of the Participants has, during the past ten years, been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors).
PROPOSAL 1
ELECTION OF DIRECTORS
      At the Annual Meeting, the stockholders will elect directors to serve on the Board until the next annual meeting of stockholders and until their successors have been elected or until their earlier resignation or removal. The five nominees for director receiving the highest number of votes from the stockholders, either in person at the Annual Meeting or by proxy, will be elected as the Company’s directors.
      WE STRONGLY RECOMMEND A VOTE FOR EACH OF THE RILEY NOMINEES:
      BRYANT R. RILEY
      ALAN B. HOWE
      BOB D’AGOSTINO
      J. MICHAEL GULLARD
      C. N. REDDY

General
      The Company’s Board of Directors currently is composed of five directors. Each director is elected to hold office until the Company’s next annual meeting or until the election and qualification of each of their successors. We have nominated five persons who believe change at ALSC is needed: Bryant R. Riley, Alan B. Howe, Bob D’Agostino, J. Michael Gullard and C. N. Reddy.
      The Riley Nominees believe the value of the Company’s investments should be used for the benefit of stockholders and should not be used to support an underperforming semiconductor business. B. Riley & Co. has repeatedly requested a meeting with the management of the Company or the special committee of the board of directors to obtain and consider any information which would indicate that the Company’s semiconductor business should be preserved. However, both the Company’s management and its special committee of directors have refused such requests for meetings.
      If elected, the Riley Nominees will seek to halt any work or spending related to the Company’s announced plans to spend up to $50 million on a design facility in India, seek to harvest the Company’s investments and find a strategic or financial buyer for the Company’s semiconductor business, pending a thorough review of all available options. Unless new information is presented that would justify retention of the Company’s traditional semiconductor business, the Riley Nominees intend to sell this business and use the proceeds of that sale together with proceeds from the Company’s existing investment portfolio for the benefit of stockholders, subject to stockholder approval as needed. Stockholders should be aware that B. Riley & Co. requested that management of the Company provide a justification for continuing on the present course of business in the light of over 20 consecutive quarters of losses, that no information justifying the continued operation of the semiconductor business has been provided and that requests for meetings have been rebuffed. Recent claims in the Company’s Proxy Statement regarding improvements in the Company’s semiconductor business have not to date resulted in significantly improved reported financial results.
      B. Riley & Co. also sought information from the Company about its investments and requested the right to inspect the Company’s books and records, including its minute books. If such inspection had been allowed, the Riley Nominees might have been able to make more specific plans about how best to realize the value of the Company’s investments. However, as explained above, the Company (through its counsel) effectively refused Riley’s request, agreeing to grant access to limited information about certain investments only if Riley would agree to sign a confidentiality agreement. This confidentiality agreement would have prohibited B. Riley & Co. or any of the Riley Nominees from sharing the information or any plans derived therefrom with stockholders in this Proxy Statement or otherwise. However, if elected, the Riley Nominees intend to fully exercise their rights as directors to obtain information about the Company’s investments and to formulate a plan which will realize the value of those investments, which the Riley Nominees believe is significant, for the benefit of stockholders, and to distribute that value in a tax-efficient manner, probably through dividends or redemptions. Riley believes these investments could be worth significantly more than what is stated in the Company’s financial statements.
      The Riley Nominees, if elected, also will seek a prompt resolution to the issue the Company has disclosed concerning its possible status as being required to register under the Investment Company Act of 1940, and the ongoing Internal Revenue Service audits disclosed in the Company’s Annual Report on Form 10-K for fiscal year 2005 filed with the SEC on June 23, 2005. The Riley Nominees cannot assure or guarantee that they can successfully resolve such matters.
The Riley Nominees
      Our nominees are Bryant R. Riley, Alan B. Howe, Bob D’Agostino, J. Michael Gullard and C.N. Reddy. C. N. Reddy is the only Riley Nominee who is also a member of the present Board, and each Riley Nominee is a citizen of the United States. Each Riley Nominee has consented in writing to being named as a nominee for election as a director in the proxy materials to be used in connection with the Annual Meeting and, if elected, has consented to serving as a director. We are unaware of any reason why any Riley Nominee, if elected, would be unable to serve as a director. If for any reason any Riley Nominee is unable to or declines to serve, the GOLD proxy cards solicited by Riley will be voted for any substitute nominee who shall be designated by Bryant R. Riley to fill the vacancy.
      Each Riley Nominee has furnished Riley with information concerning his principal occupation for the proceeding five-year period, business addresses and other matters. C. N. Reddy, who currently serves on the Company’s Board of Directors and, since 2000, as the Company’s Executive Vice President of Investments, is the only Riley Nominee who has ever served as an officer, director or employee of the Company. In 2000, Mr. Reddy resigned from his previous positions as Executive Vice President, Chief Operating Officer and Secretary of the Company.
      Except as disclosed herein, (a) there are no arrangements or understandings between any Riley Nominee and any other person pursuant to which such Riley Nominee was selected as a nominee to serve as a director of the Company or with respect to any future employment by the Company or any future transactions to which the Company or any of its affiliates will or may be a party and (b) no Riley Nominee shall receive any form of compensation for serving in the capacity as a director of the Company, other than the one-time grant of options to purchase shares of the Company’s common stock and fees for meeting attendance that are currently in place for outside directors of ALSC, all subject to required approvals, the terms of the Company’s existing stock option plans and applicable law.

BRYANT R. RILEY
      Mr. Bryant Riley, 38, is both founder and Chairman of B. Riley and Company, Inc. B. Riley & Co. is a Southern California based brokerage firm providing research and trading ideas primarily to institutional investors. Founded in 1997, B. Riley & Co. also has offices in San Francisco and New York. Mr. Riley is also the founder and Chairman of Riley Investment Management, LLC, an investment adviser which provides investment management services. He also serves on the board of directors of Aldila, Inc., a Nasdaq listed company and Celeritek, Inc., a Nasdaq listed company.
      Prior to 1997, Mr. Riley held a variety of positions in the brokerage industry, primarily as an Institutional Salesman and Trader. From October 1993-January 1997 he was a co-head of Equity at Dabney-Resnick, Inc., a Los Angeles based brokerage firm. From 1991-1993 he was a co-founder of Huberman-Riley, a Texas based brokerage firm. Mr. Riley graduated from Lehigh University in 1989 with a B.S. in finance.

ALAN B. HOWE
      Mr. Howe, 44, has extensive operational expertise combined with 20 years of corporate finance and business development experience. Mr. Howe is currently a Vice President of Business Development for Covad Communications, focused on wireless “last mile” alternative access. Prior to joining Covad, Mr. Howe was a principal at Broadband Initiatives, LLC, a boutique consulting and advisory firm. Mr. Howe was also previously Chief Financial Officer of Teletrac, Inc. for six years, raising approximately $200 million in public high yield debt, private equity and bank financing. He helped lead Teletrac through a complex recapitalization and eventually worked to facilitate its sale to Trafficmaster PLC, a global leader in telematics services.
      Mr. Howe joined Teletrac from Sprint, where he was Director of Corporate Development and one of the initial team members that helped start Sprint PCS. Before joining Sprint, he was an Assistant Vice President at Manufacturers Hanover Trust (now JP Morgan Chase & Co.) in New York where he cross-sold a wide range of corporate finance products, including syndicated bank credits, interest rate swaps, M&A advisory services, mortgage financings, private placements, subordinated debt financings, structured finance products, cash management and trust services. Prior to his experience at Manufacturers Hanover Trust, Mr. Howe worked at Draper and Kramer, Inc., a large privately held real estate firm based in Chicago. Mr. Howe serves on the board of directors of Crossroads Systems, Inc., a Nasdaq listed company. Mr. Howe holds a B.A. in business administration from the University of Illinois and an M.B.A. from the Indiana University Kelley Graduate School of Business with a specialty in finance.

BOB D’AGOSTINO
      Bob D’Agostino, 38, has served as President of Q-mation since 1999. Q-mation is a leading supplier of software solutions targeted at increasing operational efficiencies and asset performance in large manufacturing companies. Joining Q-mation in 1990, Mr. D’Agostino held various sales, marketing and operation management positions prior to his appointment as President in January 1999. Q-mation operates out of offices in Philadelphia, PA, Boston, MA and Cleveland, OH, focusing primarily on software for the food, pharmaceutical and consumer products industries. Mr. D’Agostino graduated from Lehigh University with a B.S. in Chemical Engineering.

J. MICHAEL GULLARD
      Since 1984, J. Michael Gullard, 60, has served as a general partner of Cornerstone Management, a venture capital and consulting firm that provides strategic focus and direction for technology companies, primarily in the software and data communications industries. He also serves on the board of directors of JDA Software Group, Inc., a Nasdaq listed company, Celeritek, Inc., a Nasdaq listed company and DynTek, Inc. Mr. Gullard’s 27 years in the technology industry include a number of executive and management posts at Telecommunications Technology Inc. and the Intel Corporation. He holds a B.A. and an M.B.A from Stanford University.

C. N. REDDY
      Mr. Reddy, 49, is the co-founder of Alliance Semiconductor and has served as a director of Alliance Semiconductor since the Company’s inception in February 1985. Mr. Reddy served as the Secretary of Alliance Semiconductor from February 1985 to October 2000. Beginning in February 1985, Mr. Reddy served as Vice President of Engineering. In May 1993, he was appointed Senior Vice-President of Engineering and Operations of Alliance. In December 1997, he was appointed Executive Vice President and Chief Operating Officer. In October 2000, Mr. Reddy resigned his positions as Chief Operating Officer and Secretary, and was appointed Executive Vice President for Investments. From 1984 to 1985, he served as Director of Memory Products of Modular Semiconductor, Inc., and from 1983 to 1984, Mr. Reddy served as a SRAM product line manager for Cypress Semiconductor Corporation. From 1980 to 1983, Mr. Reddy served as a DRAM development manager for Texas Instruments, Inc., and before that he was a design engineer with National Semiconductor Corporation for two years.
      Mr. Reddy holds a M.S. degree in Electrical Engineering from Utah State University. Mr. Reddy is a named inventor of over 50 patents related to SRAM and DRAM designs. C.N. Reddy is the brother of N. Damodar Reddy, CEO of Alliance Semiconductor. Mr. Reddy serves on the Board of Directors of many privately held companies, including several companies in which Alliance Venture Management’s investment funds hold equity interests.
Common Stock Ownership of the Riley Nominees
      As of the Record Date, the Riley Nominees collectively held 6,726,768 shares, or approximately 18.90% of the outstanding common stock. The beneficial ownership of each of the Riley Nominees and each other Participant in this proxy solicitation, is set forth as of August 22, 2005 in Exhibit A hereto. For information regarding all Company securities purchased or sold by the Participants in the past two years, excluding B. Riley & Co, Inc.’s trading activity for clients, please see Exhibit B-1 attached hereto. For information with respect to all securities purchased or sold by B. Riley & Co., Inc. in the past two years as part of trading activity for clients in the normal course of business, please see Exhibit B-2 attached to our preliminary proxy statement filed with the SEC on September 15, 2005. We will provide you with a copy of Exhibit B-2 to the Proxy Statement free of charge upon written or telephonic request directed to our Proxy Solicitor, MacKenzie Partners, Inc. at 105 Madison Avenue, New York, New York 10016, (212) 929-5500 (Call Collect) or (800) 322-2885 (Toll Free). These materials are also available without charge at the Securities and Exchange Commission’s website at www.sec.gov.

Additional Information Regarding Riley Nominees
      C.N. Reddy is the brother of N. Damodar Reddy, who is the President, Chief Executive Officer, and Chairman of the Board of the Company. As described above, unless compelling reasons to reinvest in the Company’s traditional semiconductor business are revealed, the Riley Nominees intend to seek to sell or close that business and use the proceeds of that sale together with proceeds from the Company’s existing investment portfolio for the benefit of stockholders. If the Company’s existing investment portfolio were liquidated, C.N. Reddy would receive a portion of the realized gains of the related venture funds. According to the Company’s amended Annual Report on Form 10-K for fiscal year 2005 filed with the SEC on July 22, 2005, Alliance Venture Management LLC, a California limited liability company that acts as a general partner of venture funds formed by the Company, is entitled to receive 15% of the realized gains of these venture funds. C.N. Reddy’s interest in Alliance Venture Management, along with the interests of C.N. Reddy in certain agreements and arrangements, to which the Company or one of its affiliates was or is a party, are set forth in Exhibit C hereto in more detail. Exhibit C also sets forth certain compensation that C.N. Reddy has received as an employee and officer of ALSC over the last three years, and the value of stock options that he held as of the end of fiscal year 2005.
      Except as set forth in this Proxy Statement, (i) no Riley Nominee has any family relationships with any executive officer or director of the Company or each other, (ii) no Riley Nominee has been involved in any legal proceedings in which he is adverse to the Company, (iii) no Riley Nominee has a material interest adverse to the Company, (iv) there have been no transactions between any of the Riley Nominees or their immediate families and the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year and (v) no Riley Nominee has been indebted to the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year.
PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm
      According to the Company’s Proxy Statement, ALSC is soliciting proxies with respect to one other proposal other than the election of directors. This proposal is discussed briefly below.
      At the Annual Meeting, the stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as ALSC’s independent registered public accounting firm for the fiscal year ending March 26, 2006. In the Company’s Proxy Statement, ALSC’s Board of Directors recommended a vote FOR this proposal. Please refer to the Company’s Proxy Statement for a more detailed discussion of this proposal. We recommend that stockholders vote FOR this proposal.
      Notwithstanding this recommendation, if elected, the Riley Nominees or a committee comprised of some or all of the Riley Nominees, may in their discretion hire a new independent registered public accounting firm at any time during the year if they believe that such a change would be in the best interest of the Company and its stockholders.
Vote Required
      According to the Company’s Proxy Statement, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.
OTHER MATTERS
      As of the date hereof, we are not aware of any matter that will be presented for consideration at the Annual Meeting, other than the election of directors and ratification of the appointment of the Company’s independent registered public accounting firm. Should other matters properly come before the Annual Meeting, the attached GOLD proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual

Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. The proxies named on the accompanying GOLD proxy cards will not use such discretionary authority to vote the proxies for matters of which the Participants are aware a reasonable time before the Annual Meeting.
ADDITIONAL INFORMATION
      The Company’s Proxy Statement contains information regarding: (i) the beneficial ownership of securities of ALSC by (A) any person known to ALSC to beneficially own 5% or more of any class of voting securities of ALSC; (B) each current Board director and executive officer of ALSC, including transactions between any current Board member and the Company since the beginning of the Company’s last fiscal year; and (C) all directors and executive officers of ALSC as a group; and (ii) ALSC’s directors and management, including information relating to management compensation.
Shareholder Proposals for the Company’s 2006 Annual Meeting
      Information concerning deadlines for submitting stockholder proposals with respect to the Company’s 2006 annual meeting, including the deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement and form of proxy, is contained in the Company’s Proxy Statement, which is publicly available.
Voting Procedure
      According to the Company’s Proxy Statement, as of the Record Date, the Company had 35,600,159 outstanding shares.
      You may vote FOR ALL of the Riley Nominees, you may WITHHOLD AUTHORITY FOR ALL, or you may withhold authority for any individual Riley Nominee.
      The proxy holders identified in the GOLD proxy card accompanying this Proxy Statement will vote the accompanying proxy card in the manner directed by the signing stockholder. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Riley Nominees as directors of the Company and FOR ratification of the appointment of the Company’s independent registered public accounting firm. With respect to other matters that may properly come before the Annual Meeting, or at any postponement or adjournment thereof, the proxy holders identified in the accompanying GOLD proxy card will vote shares represented by the GOLD proxy card in accordance with the proxies’ discretion. To the extent that other matters properly come before the Annual Meeting that do not fall within the proxies’ voting discretion, the named proxies may not vote the shares represented by the accompanying GOLD proxy on such matters.
      REMEMBER, YOUR LATEST DATED PROXY IS THE ONLY ONE WHICH COUNTS, so return the GOLD proxy card accompanying this Proxy Statement even if you delivered a prior proxy to the Company. We urge you not to vote any proxy card sent to you by the Board of Directors of the Company.
      If you are the beneficial owner of shares held through a broker or other nominee, your broker or nominee should provide you with information regarding the methods by which you can direct your broker or nominee to vote your shares. Your broker or nominee might send you, for example, a voting instruction card, similar to the company’s proxy card, to be completed, signed, dated and returned to your broker or nominee by a date in advance of the meeting, and/or information on how to communicate your voting instructions to your broker or nominee by telephone or over the Internet.
      By completing, signing, dating and returning the GOLD proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the GOLD proxy card to vote your shares at the meeting in the manner you indicate. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Riley Nominees as directors of the Company and FOR ratification of the appointment of the Company’s independent registered public accounting firm. We encourage you to sign and return the GOLD proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one GOLD proxy card, it is a likely indication that your shares are held in multiple accounts. Please sign and return all GOLD proxy cards to ensure that all of your shares are voted.
Revocability of Proxies
      Any person giving a GOLD proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with us an instrument of revocation or by submitting to us a duly executed proxy bearing a later date. It also may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke a proxy.
      Any proxy given pursuant to this solicitation also may be revoked by delivery to the Company of a duly executed proxy bearing a later date, although we strongly urge you not to sign or return any proxy card given to you by the Company with respect to the Annual Meeting.
Quorum Requirement
      According to the Company’s Proxy Statement, shares are counted as present at the Annual Meeting if the stockholder either:

•	is present and votes in person at the Annual Meeting; or

•	has properly submitted a proxy card.
A majority of the Company’s outstanding shares as of the Record Date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”
Consequences of Not Returning Your Proxy; Broker Non-Votes
      If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in “street name” and you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters; or

•	leave your shares unvoted.
      Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters, but not with respect to non-routine matters. If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”
      According to the Company’s Proxy Statement, the Company believes that a broker will not have discretionary authority to vote shares for the election of directors. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast. Broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote on the election of directors.
      We encourage you to provide instructions to your brokerage firm to vote your shares for the Riley Nominees.

Effect of Abstentions
      Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. Abstentions will have no effect on the election of directors, but will be treated as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.
Required Vote
      Assuming a quorum is present, the five nominees receiving the highest number of “yes” votes will be elected as Directors. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. According to the Company’s Proxy Statement, broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote on the election of directors. Stockholders may not cumulate votes in the election of directors. The ratification of the independent registered public accounting firm will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.
Voting by Telephone or the Internet
      If you are the beneficial owner of shares held through a broker, bank or other nominee you may be able to vote via telephone or the internet. If your broker, bank or other nominee participates in the ADP online program, which allows eligible stockholders who receive a paper copy of the proxy statement to vote by telephone or the Internet, the proxy card provided by your broker, bank or other nominee will provide instructions on how to vote by telephone or on the Internet. If you vote by telephone or the Internet, you do not need to complete and mail your enclosed GOLD proxy card.
Appraisal Rights
      The Company’s stockholders have no appraisal rights under the General Corporation Law of the State of Delaware in connection with the election of directors.
Solicitation
      These proxies are being solicited by Riley. Copies of solicitation material will be furnished without charge to banks, brokerage houses, fiduciaries and custodians holding in their name shares of the Company’s Common Stock beneficially owned by others to forward to such beneficial owners. As part of the solicitation, the Participants may communicate with stockholders of ALSC by mail, courier services, Internet, advertising, telephone, facsimile or in person. No Riley employees or Riley Nominee will receive any additional compensation for their solicitation efforts. In addition, Riley has engaged MacKenzie Partners, Inc. to solicit proxies, and Riley will pay a fee for these services, which is estimated to be up to $25,000. Approximately 25 persons will be used by MacKenzie Partners, Inc. in its solicitation efforts.
      B. Riley & Co., Inc. will bear the entire cost of this solicitation. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures relating to the proxy solicitation incurred by Riley will be approximately $150,000, of which approximately $75,000 has been spent to date. Riley currently intends to seek reimbursement from the Company for the costs incurred in connection with the solicitation of stockholders. The question of such reimbursement will not be submitted to a vote of stockholders. The Riley Nominees may incur incidental expenses if they meet in person or by telephone with stockholders, which Riley may or may not be asked to reimburse.

Additional Information
      The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Although we do not have any information that would indicate that any information contained in this Proxy Statement concerning the Company is inaccurate or incomplete, we do not take responsibility for the accuracy or completeness of such information. With respect to each of the Riley Nominees, any representation contained herein relating to the immediate family of such Riley Nominee is made only to the extent of his knowledge.
      The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.
      Riley has filed a Schedule 13-D, as amended, with the SEC, the exhibits of which include some of Riley’s correspondence with the Company regarding the matters described herein before Riley decided to solicit proxies. These materials may be accessed from the SEC’s website.
Date: September 19, 2005

EXHIBIT A
INFORMATION ABOUT THE PARTICIPANTS
IN THIS SOLICITATION OF PROXIES

				Percent of
	Number of Shares	Number of Shares		Class Beneficially
Name and Business Address(1)	Directly Owned(2)	Beneficially Owned		Owned(7)

B. Riley and Co., Inc.*	337,646	337,646		.95%
B. Riley and Co. Holdings, LLC*	100	100		0.0%
SACC Partners LP*	2,041,222	2,041,222		5.73%
Riley Investment Management LLC*	0	2,041,222	(3)	5.73%
B. Riley & Co. Retirement Trust*	73,000	73,000		0.21%
Bryant R. Riley*	0	2,451,968	(4)	6.89%
Tom Kelleher*	0	0	(5)	0.0%
Alan B. Howe	0	0		0.0%
100 Via de la Valle
Suite 200
Del Mar, CA 92014
Bob D’Agostino	34,450	34,450		0.01%
425 Caredean Dr.
Horsham, PA 19044
J. Michael Gullard	0	0		0.0%
648 Menlo Ave., Suite 8
Menlo Park, CA 94025
C. N. Reddy		4,240,350	(6)	11.91%
Alliance Semiconductor Corporation
2575 Augustine Drive
Santa Clara, CA 95054

(1)	*indicates the following business:

11100 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025

(2)	Except as otherwise indicated below, all shares indicated are held with sole voting and disposition rights.

(3)	Riley Investment Management LLC has sole voting and investment power over SACC’s security holdings and thus may be deemed to have beneficial ownership of the 2,041,222 shares held by SACC Partners LP.

(4)	Mr. Riley, in his role as the sole manager of Riley Investment Management LLC, controls its voting and investment decisions and thus may be deemed to have beneficial ownership of the 2,041,222 shares held by SACC Partners LP. In addition, Mr. Riley has voting and investment power over shares held directly by B. Riley & Co. Retirement Trust, B. Riley and Co. Holdings, LLC and B. Riley & Co., Inc., and thus may be deemed to have beneficial ownership of the shares they respectively own.

(5)	Mr. Kelleher receives income from helping to manage SACC Partners LP and B. Riley & Co, Inc., but does not have voting or investment power with respect to the ALSC holdings of those entities.

(6)	Includes 677,500 shares held of record by C.N. Reddy Investments, Inc., of which C.N. Reddy is the sole stockholder. Includes 230,000 shares subject to options exercisable within 60 days of August 30, 2005.

(7)	On August 22, 2005, according to the Company’s preliminary proxy statement on Schedule 14A filed with the SEC on September 2, 2005, the Company had 35,600,159 shares of its common stock, par value $0.01, outstanding.

A-1

EXHIBIT B-1
TRANSACTIONS WITHIN THE PAST TWO YEARS BY THE PARTICIPANTS
IN THIS SOLICITATION OF PROXIES
      The Participants have made the following purchases and sales of the Company’s securities in the past two years, excluding B. Riley & Co.’s trading activity for clients. Please note that bracketed sales shown below for SACC Partners LP and B. Riley & Co, Inc. indicate transfers between Riley affiliates and not sales to third parties.

B.	RILEY & CO. HOLDINGS, LLC

		# of Shares
Date	Price	Bought/(Sold)

6/21/2005	2.1040	100

B.	RILEY & CO. RETIREMENT TRUST

		# of Shares
Date	Price	Bought/(Sold)

6/21/2005	2.1040	33,000
6/23/2005	2.2571	40,000
SACC PARTNERS LP

		# of Shares
Date	Price	Bought/(Sold)

6/23/2004	5.4800	31,000
6/23/2004	5.3903	(31,000)
7/19/2004	4.7750	20,000
7/21/2004	4.6209	30,500
7/23/2004	4.4328	15,300
7/27/2004	4.4091	(65,800)
7/30/2004	4.7300	11,561
7/30/2004	4.6510	(11,561)
8/20/2004	3.8100	4,000
8/24/2004	3.8222	33,900
8/26/2004	3.8100	2,700
8/30/2004	3.8500	1,939
8/31/2004	3.7866	40,740
8/31/2004	3.7848	6,760
9/9/2004	3.8803	(22,800)
9/9/2004	3.8800	22,800
9/9/2004	3.8800	(22,800)
9/13/2004	3.9830	(20,000)
9/13/2004	3.9800	(9,004)
9/13/2004	3.9900	(7,034)
9/13/2004	3.9900	(2,117)
9/14/2004	4.0000	(3,029)
10/4/2004	3.7200	(15,000)
10/5/2004	3.7200	(11,055)
1/7/2005	3.0486	70,300
1/7/2005	3.0400	(70,300)
1/13/2005	2.9500	7,900
1/19/2005	2.9500	3,900
1/20/2005	2.9500	(11,800)
5/20/2005	1.5103	366,700
5/23/2005	1.5900	93,100
5/23/2005	1.5900	3,500
5/24/2005	1.6100	246,731
5/24/2005	1.6454	126,500
5/26/2005	1.6600	7,000
5/27/2005	1.6900	(620,431)
5/27/2005	1.6900	620,431
5/31/2005	1.6600	1,100
6/2/2005	1.6773	14,400
6/6/2005	1.6800	46,400
6/7/2005	1.7100	98,000
6/8/2005	1.7300	146,535
6/9/2005	1.7500	50,800
6/13/2005	1.8500	49,860
6/14/2005	1.8300	60,600
6/15/2005	1.8500	70,900
6/16/2005	1.9577	67,700
6/17/2005	2.1000	33,169
6/17/2005	2.1018	268,783
6/20/2005	2.0942	16,850
6/21/2005	2.1040	75,547
6/22/2005	2.1583	100,000
6/24/2005	2.2500	97,047
7/27/2005	2.7500	(275,000)
7/27/2005	2.7500	275,000
9/6/2005	2.7099	13,800

B-1-1

B.	RILEY & CO., INC.

		# of Shares
Date	Price	Bought (Sold)

5/24/05	1.61	47
5/24/05	1.62	48
5/24/05	1.62	52
5/24/05	1.62	52
5/24/05	1.59	100
5/24/05	1.60	100
5/24/05	1.61	100
5/24/05	1.61	100
5/24/05	1.61	100
5/24/05	1.61	100
5/24/05	1.61	100
5/24/05	1.61	100
5/24/05	1.61	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.62	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100

B-1-2

		# of Shares
Date	Price	Bought (Sold)

5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.63	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.64	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.65	100
5/24/05	1.61	147
5/24/05	1.61	153
5/24/05	1.59	200
5/24/05	1.60	200
5/24/05	1.61	200
5/24/05	1.62	200
5/24/05	1.62	200
5/24/05	1.62	200
5/24/05	1.62	200
5/24/05	1.62	200
5/24/05	1.62	200
5/24/05	1.62	200
5/24/05	1.63	200
5/24/05	1.63	200
5/24/05	1.63	200
5/24/05	1.63	200
5/24/05	1.64	200
5/24/05	1.64	200
5/24/05	1.64	200
5/24/05	1.64	200
5/24/05	1.64	200
5/24/05	1.64	200
5/24/05	1.64	200
5/24/05	1.64	200
5/24/05	1.65	200
5/24/05	1.65	200
5/24/05	1.62	300
5/24/05	1.62	300
5/24/05	1.62	300
5/24/05	1.62	300
5/24/05	1.62	300
5/24/05	1.62	300
5/24/05	1.62	300
5/24/05	1.62	300
5/24/05	1.63	300
5/24/05	1.64	300
5/24/05	1.64	300
5/24/05	1.64	300

B-1-3

		# of Shares
Date	Price	Bought (Sold)

5/24/05	1.64	300
5/24/05	1.64	300
5/24/05	1.65	300
5/24/05	1.61	400
5/24/05	1.61	400
5/24/05	1.62	400
5/24/05	1.62	400
5/24/05	1.62	400
5/24/05	1.64	400
5/24/05	1.64	400
5/24/05	1.64	400
5/24/05	1.64	400
5/24/05	1.64	400
5/24/05	1.63	500
5/24/05	1.63	500
5/24/05	1.59	600
5/24/05	1.62	600
5/24/05	1.63	648
5/24/05	1.62	700
5/24/05	1.61	800
5/24/05	1.62	800
5/24/05	1.59	900
5/24/05	1.61	900
5/24/05	1.64	900
5/24/05	1.64	900
5/24/05	1.64	900
5/24/05	1.61	1,100
5/24/05	1.61	1,200
5/24/05	1.61	1,453
5/24/05	1.62	1,700
5/24/05	1.62	2,000
5/24/05	1.63	2,000
5/24/05	1.64	2,000
5/24/05	1.62	2,300
5/24/05	1.62	3,000
5/24/05	1.62	3,200
5/24/05	1.63	3,500
5/24/05	1.63	3,600
5/24/05	1.61	4,100
5/24/05	1.62	4,600
5/24/05	1.64	2,600
5/26/05	1.66	5,033
5/26/05	1.66	2,933
5/26/05	1.66	(2,933)
5/26/05	1.70	(400)
5/26/05	1.70	(300)
5/26/05	1.70	(200)
5/26/05	1.70	(400)
5/26/05	1.70	(100)
5/26/05	1.70	(100)
5/26/05	1.70	(200)
5/26/05	1.70	(400)
5/26/05	1.70	(2,300)
5/26/05	1.70	(100)
5/26/05	1.70	(100)
5/26/05	1.70	(100)
5/26/05	1.70	(100)
5/26/05	1.70	(100)
5/26/05	1.70	(100)
6/1/05	1.65	900
6/1/05	1.65	600
6/1/05	1.65	100
6/1/05	1.65	400
6/1/05	1.65	400
6/1/05	1.65	100
6/1/05	1.65	800
6/1/05	1.65	100
6/1/05	1.65	500
6/1/05	1.65	100
6/1/05	1.65	100
6/1/05	1.65	100
6/1/05	1.65	100
6/1/05	1.61	58
6/1/05	1.61	58
6/1/05	1.61	100
6/1/05	1.61	100
6/1/05	1.61	116
6/1/05	1.61	81
6/1/05	1.61	81
6/1/05	1.61	81
6/1/05	1.61	41
6/1/05	1.61	400
6/1/05	1.61	300
6/2/05	1.6773	51
6/2/05	1.65	800
6/2/05	1.6773	(800)
6/3/05	1.70	(100)
6/3/05	1.70	(84)

B-1-4

		# of Shares
Date	Price	Bought (Sold)

6/3/05	1.70	(100)
6/3/05	1.70	(200)
6/3/05	1.70	(100)
6/3/05	1.70	(100)
6/3/05	1.70	(500)
6/3/05	1.70	(100)
6/3/05	1.70	(400)
6/3/05	1.70	(100)
6/3/05	1.70	(100)
6/3/05	1.70	(100)
6/3/05	1.70	(100)
6/3/05	1.70	(100)
6/3/05	1.70	(100)
6/3/05	1.70	(200)
6/3/05	1.70	(80)
6/6/05	1.67	2,000
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	1,000
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	2,000
6/6/05	1.66	200
6/6/05	1.66	100
6/6/05	1.66	200
6/6/05	1.66	400
6/6/05	1.66	700
6/6/05	1.66	886
6/6/05	1.66	100
6/6/05	1.66	374
6/6/05	1.66	100
6/6/05	1.66	326
6/6/05	1.70	600
6/6/05	1.70	400
6/6/05	1.68	390
6/6/05	1.70	100
6/6/05	1.70	400
6/6/05	1.70	400
6/6/05	1.70	100
6/6/05	1.70	8,800
6/6/05	1.70	400
6/6/05	1.70	100
6/6/05	1.70	500
6/6/05	1.70	100
6/6/05	1.70	100
6/6/05	1.69	100
6/6/05	1.69	100
6/6/05	1.69	100
6/6/05	1.69	100
6/6/05	1.69	100
6/6/05	1.69	1,500
6/6/05	1.69	1,100
6/6/05	1.69	700
6/6/05	1.69	1,400
6/6/05	1.68	200
6/6/05	1.68	100
6/6/05	1.68	300
6/6/05	1.68	11
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	300
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	300
6/6/05	1.68	1,500
6/6/05	1.68	800
6/6/05	1.68	1,500
6/6/05	1.68	100
6/6/05	1.68	689
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	300
6/6/05	1.68	300
6/6/05	1.68	1,449
6/6/05	1.68	397
6/6/05	1.68	400
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	400

B-1-5

		# of Shares
Date	Price	Bought (Sold)

6/6/05	1.68	100
6/6/05	1.68	900
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.68	100
6/6/05	1.67	200
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	100
6/6/05	1.67	600
6/6/05	1.67	100
6/6/05	1.67	60
6/6/05	1.67	100
6/6/05	1.67	700
6/6/05	1.67	100
6/6/05	1.67	400
6/6/05	1.67	96
6/6/05	1.67	2,000
6/6/05	1.67	2,004
6/6/05	1.66	449
6/6/05	1.65	8
6/6/05	1.6819	(46,400)
6/7/05	1.72	20
6/15/05	1.82	15
6/15/05	1.85	32
6/15/05	1.86	40
6/15/05	1.85	68
6/15/05	1.85	68
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.84	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.82	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.82	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.82	100
6/15/05	1.82	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100

B-1-6

		# of Shares
Date	Price	Bought (Sold)

6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.85	100
6/15/05	1.84	100
6/15/05	1.87	100
6/15/05	1.86	100
6/15/05	1.86	100
6/15/05	1.86	100
6/15/05	1.86	100
6/15/05	1.86	100
6/15/05	1.86	100
6/15/05	1.86	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.83	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.83	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.84	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.83	100
6/15/05	1.82	115
6/15/05	1.85	132
6/15/05	1.85	200
6/15/05	1.85	200
6/15/05	1.83	200
6/15/05	1.83	200
6/15/05	1.83	200
6/15/05	1.84	200
6/15/05	1.84	200
6/15/05	1.84	200

B-1-7

		# of Shares
Date	Price	Bought (Sold)

6/15/05	1.85	200
6/15/05	1.85	200
6/15/05	1.85	200
6/15/05	1.85	200
6/15/05	1.87	200
6/15/05	1.84	200
6/15/05	1.84	200
6/15/05	1.84	200
6/15/05	1.83	200
6/15/05	1.83	200
6/15/05	1.83	200
6/15/05	1.83	300
6/15/05	1.87	300
6/15/05	1.87	300
6/15/05	1.87	300
6/15/05	1.86	300
6/15/05	1.86	300
6/15/05	1.83	300
6/15/05	1.85	400
6/15/05	1.82	400
6/15/05	1.83	400
6/15/05	1.83	400
6/15/05	1.83	400
6/15/05	1.82	400
6/15/05	1.84	400
6/15/05	1.85	500
6/15/05	1.84	500
6/15/05	1.83	500
6/15/05	1.83	500
6/15/05	1.84	600
6/15/05	1.83	600
6/15/05	1.83	700
6/15/05	1.84	800
6/15/05	1.83	800
6/15/05	1.83	1,000
6/15/05	1.83	1,000
6/15/05	1.82	1,050
6/15/05	1.82	1,772
6/15/05	1.85	2,000
6/15/05	1.83	2,000
6/15/05	1.84	2,000
6/15/05	1.86	3,860
6/15/05	1.84	4,000
6/15/05	1.85	5,300
6/15/05	1.87	9,300
6/15/05	1.85	10,000
6/15/05	1.8457	(70,900)
6/16/05	1.9577	48
6/21/05	2.104	40,000
6/21/05	2.06	2
6/22/05	2.1583	62,144
6/23/05	2.2571	74,058
6/24/05	2.2547	(97,047)
6/24/05	2.2547	(50,000)
6/24/05	2.26	100
6/24/05	2.26	100
6/24/05	2.26	100
6/24/05	2.26	100
6/24/05	2.26	200
6/24/05	2.26	200
6/24/05	2.26	300
6/24/05	2.25	380
6/24/05	2.25	400
6/24/05	2.26	400
6/24/05	2.25	400
6/24/05	2.26	400
6/24/05	2.25	400
6/24/05	2.25	400
6/24/05	2.25	400
6/24/05	2.25	400
6/24/05	2.25	400
6/24/05	2.26	600
6/24/05	2.26	900
6/24/05	2.25	920
6/24/05	2.25	1,100
6/24/05	2.25	1,600
6/24/05	2.25	1,600
6/24/05	2.25	1,600
6/24/05	2.26	89,328
6/24/05	2.25	94,319
6/28/05	2.3118	33,784
7/22/05	2.65	41
7/27/05	2.7498	15,800
7/27/05	2.75	3,377
7/27/05	2.75	10,700
7/27/05	2.75	1,223
7/27/05	2.75	223
7/27/05	2.74	200

B-1-8

		# of Shares
Date	Price	Bought (Sold)

7/27/05	2.74	100
7/27/05	2.7498	(31,600)
8/3/05	2.7082	1,100)
8/3/05	2.6961	(1,800)
8/3/05	2.71	(1,600)
8/3/05	2.77	100
8/3/05	2.78	200
8/3/05	2.77	200
8/3/05	2.77	1100
8/3/05	2.78	349
8/3/05	2.77	351
8/4/05	2.8645	200
8/4/05	2.8645	(200)
8/4/05	2.8645	(200)
8/8/05	2.74	500
8/8/05	2.74	(500)
8/8/05	2.74	(500)
8/18/05	2.50	900
8/18/05	2.50	5
8/18/05	2.50	280
8/18/05	2.48	100
8/18/05	2.48	100
8/18/05	2.48	300
8/18/05	2.49	100
8/18/05	2.49	400
8/18/05	2.49	700
8/18/05	2.49	100
8/18/05	2.49	2500
8/18/05	2.49	300
8/18/05	2.50	400
8/18/05	2.50	100
8/18/05	2.50	100
8/18/05	2.50	100
8/18/05	2.51	(6,500)
8/19/05	2.46	14
9/7/05	2.85	(45)
9/7/05	2.79	(20)
9/8/05	2.7833	5
9/13/05	2.82	(7)
9/13/05	2.81	600
9/13/05	2.81	100
9/13/05	2.82	300
9/13/05	2.82	100
9/13/05	2.82	100
9/13/05	2.82	300
9/13/05	2.81	500
9/13/05	2.83	600
9/13/05	2.83	300
9/13/05	2.83	100
9/13/05	2.83	400
9/13/05	2.83	100

C.	N. REDDY

		# of Shares
Date	Price	Bought/(Sold)

6/9/05	1.88	(25,000)
6/9/05	1.82	(25,000)
6/8/05	1.71	(23,500)
6/7/05	1.72	(1,500)
5/12/05	1.65	(12,500)
5/10/05	1.64	(15,000)
3/10/05	2.67	(5,000)
2/16/05	2.90	(12,500)
2/15/05	2.90	(2,500)
2/8/05	2.97	(5,000)
2/8/05	2.95	(7,500)
2/7/05	2.99	(5,000)
2/4/05	3.01	(5,000)
2/4/05	2.99	(10,000)
2/4/05	2.97	(5,000)
2/4/05	2.96	(8,000)
2/3/05	2.95	(2,000)
2/1/05	2.94	(9,000)
2/1/05	2.95	(5,000)
2/1/05	2.96	(7,500)
2/1/05	2.98	(3,500)
1/31/05	2.92	(10,000)
1/31/05	2.905	(15,000)
12/10/04	3.48	(8,500)
12/8/04	3.48	(2,500)
12/3/04	3.56	(3,500)
12/1/04	3.54	(25,000)
11/17/04	3.60	(25,000)
11/5/04	3.50	(12,000)
11/3/04	3.51	(5,000)
11/3/04	3.5046	(5,000)
11/2/04	3.5187	(5,000)
9/10/04	3.85	(25,000)

B-1-9

		# of Shares
Date	Price	Bought/(Sold)

9/1/04	4.07	(5,000)
8/25/04	4.00	(25,000)
6/8/04	6.00	(1,000)
6/8/04	5.99	(10,000)
6/8/04	5.98	(10,000)
6/8/04	5.96	(4,000)
6/7/04	5.91	(10,000)
6/7/04	5.90	(15,000)
3/12/04	7.45	(50,000)
3/5/04	7.95	(7,500)
3/5/04	7.96	(5,000)
3/5/04	7.97	(5,000)
3/5/04	8.00	(2,500)
3/4/04	8.00	(32,500)
3/2/04	8.21	(12,500)
3/2/04	8.20	(17,500)
3/2/04	8.15	(15,000)
3/2/04	8.10	(15,000)
3/1/04	8.10	(5,000)
3/1/04	8.06	(5,000)
3/1/04	8.05	(5,000)
3/1/04	8.03	(10,000)
3/1/04	8.00	(25,000)
2/19/04	8.17	(5,000)
2/19/04	8.18	(10,000)
2/19/04	8.20	(5,000)
2/19/04	8.22	(5,000)
2/19/04	8.24	(5,000)
2/19/04	8.25	(5,000)
2/18/04	8.15	(5,000)
2/18/04	8.16	(10,000)
2/17/04	8.15	(10,000)
2/12/04	8.16	(10,000)
2/9/04	8.15	(15,000)
2/9/04	8.21	(5,000)
2/6/04	7.73	(5,000)
2/6/04	7.74	(5,000)
2/6/04	7.79	(5,000)
2/6/04	7.94	(15,000)
2/6/04	8.00	(7,000)
2/6/04	8.01	(10,000)
2/6/04	8.02	(8,000)
2/6/04	8.03	(2,500)
2/6/04	8.04	(2,500)
2/5/04	7.61	(7,000)
2/5/04	7.63	(5,000)
2/5/04	7.65	(3,000)
2/3/04	7.90	5,000
2/2/04	8.25	(5,000)
1/30/04	8.25	(15,000)
12/12/03	7.20	(45,000)
12/12/03	7.25	(5,000)
12/11/03	6.93	(15,000)
12/11/03	6.94	(7,500)
12/11/03	6.95	(2,500)
12/11/03	6.96	(5,000)
12/11/03	6.97	(5,000)
12/11/03	6.99	(5,000)
12/11/03	7.00	(5,000)
12/11/03	7.04	(5,000)
12/02/03	8.20	(25,000)
12/02/03	8.22	(5,000)
12/02/03	8.23	(7,000)
12/1/03	8.28	(5,000)
12/1/03	8.35	(5,500)
11/13/03	8.70	(2,500)
11/12/03	8.60	(30,000)
11/12/03	8.61	(10,000)
11/7/03	8.60	(10,000)
11/6/03	8.37	(10,000)
11/6/03	8.39	(10,000)
11/6/03	8.43	(10,000)
11/6/03	8.48	(20,000)
11/4/03	8.05	(5,000)
11/4/03	8.11	(5,000)
11/4/03	8.14	(5,000)
11/4/03	8.18	(5,000)
11/3/03	8.10	(22,500)
11/3/03	8.11	(2,500)
11/3/03	8.13	(5,000)
10/30/03	7.60	(5,000)
10/30/03	7.62	(5,000)
10/30/03	7.67	(10,000)
10/30/03	7.72	(7,500)
10/30/03	7.73	(10,000)
10/30/03	7.74	(17,500)
10/30/03	7.75	(7,500)
10/29/03	7.31	(17,500)

B-1-10

		# of Shares
Date	Price	Bought/(Sold)

10/29/03	7.32	(12,500)
10/29/03	7.33	(7,500)
9/11/03	6.29	(35,000)
9/11/03	6.30	(15,000)
9/8/03	6.35	(25,000)
9/8/03	6.36	(10,000)
9/8/03	6.37	(10,000)
9/8/03	6.38	(5,000)
9/4/03	5.95	(46,500)
9/3/03	5.95	(3,500)
9/2/03	5.70	(35,000)
9/2/03	5.71	(5,000)
9/2/03	5.73	(5,000)
9/2/03	5.75	(5,000)
BOB D’AGOSTINO (BROKERAGE ACCOUNT)

		# of Shares
Date	Price	Bought (Sold)

6/28/05	2.39	1,000
6/28/05	2.40	9,000
6/22/05	2.12	5,950
6/22/05	2.13	202
6/22/05	2.14	13,848
BOB D’AGOSTINO (IRA ACCOUNT)

		# of Shares
Date	Price	Bought (Sold)

6/23/05	2.30	4,450
BRYANT R. RILEY (AS CUSTODIAN FOR MINOR CHILDREN AND TRUSTEE OF FAMILY TRUST)

		# of Shares
Date	Price	Bought (Sold)

10/13/03	6.79	(1,100)
10/13/03	6.79	(1,100)
10/13/03	6.79	(1,100)
10/13/03	6.79	(1,100)
10/17/03	7.0	(2,350)
10/17/03	7.0	(2,350)
10/17/03	7.0	(2,350)
10/17/03	7.0	(2,350)
1/6/04	8.0312	(650)
1/6/04	8.0312	(650)
1/6/04	8.0312	(650)
1/6/04	8.0312	(650)
12/13/04	3.4904	(15,500)

B-1-11

EXHIBIT C
COMPENSATION AND INTERESTS OF C.N. REDDY
      The information below is being presented with respect to C.N. Reddy (and not the other Riley Nominees) because C.N. Reddy is currently an officer and director of the Company and within the past year, has been a party to contracts or arrangements with respect to securities of the Company, all as set forth in the Proxy Statement and below.
Summary of Compensation over Last Three Fiscal Years

		Annual Compensation			Long Term
					Compensation Awards
				Other Annual
				Compensation	Securities Underlying
Name and Principal Position(6)	Fiscal Year	Salary ($)	Bonus ($)	($)(1)	Options (#)(2)

C.N. Reddy	2005	$275,000	—	—	—
Executive Vice President	2004	$275,000	—	—	—
	2003	$275,000	—	—	—

(1)	Perquisites are excluded as their aggregate value did not meet the reporting threshold of the lesser of $50,000 or 10% of the individual’s salary plus bonus. C.N. Reddy was eligible to receive certain distributions of cash and marketable securities in his capacity as a partner of Alliance Venture Management and/or Solar Ventures. See “Interests of C.N. Reddy” below.

(2)	Excludes purchase rights pursuant to the 1996 Employee Stock Purchase Plan.
Director’s Compensation
      In addition to the compensation described above, C.N. Reddy is reimbursed for reasonable expenses incurred attending meetings of the Board of Directors.
Option Grants In Last Fiscal Year
      The following table provides information with respect to stock options granted to C.N. Reddy during the fiscal year ended March 26, 2005. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term. The options granted vest twenty percent (20%) after the first year of service and then five percent (5%) each quarter there until the option is fully vested, subject to continued employment or provision of services to the Company.

	Individual Grants(1)				Potential Realizable
Value at Assumed
		Percent of			Annual Rates of
	Number of	Total Options			Stock Price
	Securities	Granted to			Appreciation for
	Underlying	Employees in	Exercise or		Option Term(2)
	Options	Fiscal Year	Base Price	Expiration
Name	Granted (#)	(%)	($/Sh)	Date	5% ($)	10% ($)

C.N. Reddy	—	—	—	—	—	—

(1)	No stock appreciation rights were granted to C.N. Reddy in the last fiscal year.

(2)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the SEC. There is no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth information concerning shares acquired on exercise of stock options during fiscal 2005 and the value of stock options held at the end of fiscal 2005 by C.N. Reddy.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares	Value	Fiscal Year End (#)		Fiscal Year End ($)(2)
	Acquired on	Realized
Grantee	Exercise (#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

C.N. Reddy	—	—	210,000	40,000	—	—

(1)	“Value Realized” represents the fair market value of the shares underlying the option on the date of exercise based on the per share closing price of the Company’s Common Stock as reported on the Nasdaq National Market, less the aggregate exercise price, and may not be realized upon the sale of the shares underlying the option, and does not necessarily indicate that the optionee sold such shares.

(2)	These values have not been and may never be realized. They are based on the difference between the respective exercise prices of outstanding stock options and the closing price of the Company’s Common Stock on March 24, 2005, the last trading day of fiscal year 2005, of $2.64 per share.
Interests of C.N. Reddy
      In October 1999, the Company formed Alliance Venture Management LLC (“Alliance Venture Management”), a California limited liability company, to manage and act as the general partner in the investment funds the Company intended to form. Alliance Venture Management does not directly invest in the investment funds with the Company, but is entitled to receive (i) a management fee out of the net profits of the investment funds and (ii) a commitment fee based on the amount of capital committed to each partnership, each as described more fully below. This structure was created to provide incentives to the individuals who participate in the management of the investment funds, which includes N. Damodar Reddy and C.N. Reddy.
      Each of the owners of the Series A, B, C, D and E member units in Alliance Venture Management (“Preferred Member Units”) paid the initial carrying value for their shares of the Preferred Member Units. While the Company owns 100% of the common units in Alliance Venture Management, it does not hold any Preferred Member Units and does not participate in the management fees generated by the management of the investment funds. C.N. Reddy, who is a directors of the Company and member of the Company’s senior management, holds 48,000 Preferred Member Units, of the 162,152 total Preferred Member Units outstanding and the 172,152 total Member Units outstanding.
      In November 1999, the Company formed Alliance Ventures I, LP (“Alliance Ventures I”) and Alliance Ventures II, LP (“Alliance Ventures II”), both California limited partnerships. The Company, as the sole limited partner, owns 100% of the limited partnership interests in each partnership. Alliance Venture Management acts as the general partner of these partnerships and receives a management fee of 15% based upon realized investment gains from these partnerships for its managerial efforts, calculated on an annual basis.
      At Alliance Venture Management’s inception in October 1999, Series A member units and Series B member units in Alliance Venture Management were created. The holders of Series A units and Series B units receive management fees of 15% of investment gains realized by Alliance Ventures I and Alliance Ventures II, respectively. In February 2000, upon the creation of Alliance Ventures III, LP (“Alliance Ventures III”), the management agreement for Alliance Venture Management was amended to create Series C member units which are entitled to receive a management fee of 16% of investment gains realized by Alliance Ventures III. In January 2001, upon the creation of Alliance Ventures IV, LP (“Alliance Ventures IV”) and Alliance Ventures V, LP (“Alliance Ventures V”), the management agreement for Alliance Venture Management was amended to create Series D and E member units which are entitled to receive a management fee of 15% of investment gains realized by Alliance Ventures IV and Alliance Ventures V, respectively, calculated on an annual basis.
      Alliance Venture Management receives 15% — 16% of the realized gains of the venture funds. No distribution of cash and/or marketable securities was made to the partners of Alliance Venture Management during fiscal 2005, fiscal 2004 or fiscal 2003. During fiscal 2002, the Company made distributions of cash and marketable securities to the partners of Alliance Venture Management totaling $5.2 million. Details of the distributions are as follows (in thousands):

	Fiscal 2002

	Market Value of	Cash	Total
Officer/Employee	Stock Distributed	Distributed	Distributions

C.N. Reddy	995	571	1,566
Non-executive employee	1,175	686	1,861
Former employees	126	76	202

Totals	$3,291	$1,904	$5,195
      Annually, Alliance Venture Management earns 0.5% of the total fund commitment of Alliance Ventures I, II, III, IV and V. During fiscal 2005, the Company incurred $875,000 of commitment fees, which were offset by expenses incurred by the Company on behalf of Alliance Venture Management of approximately $843,000 with the remaining amount being income to Alliance Venture Management.. C.N. Reddy did not receive any commitment fees during fiscal 2005, fiscal 2004 or fiscal 2003.
      N. Damodar Reddy and C.N. Reddy have formed private venture funds, Galaxy Venture Partners, L.L.C., Galaxy Venture Partners II, L.L.C. and Galaxy Venture Partners III, L.L.C., which have invested in 26 of the 40 total companies invested in by Alliance Venture Management’s investment funds.
      The Company acquired Chip Engines in the fourth quarter of fiscal 2003. As part of this acquisition, the Company assumed net liabilities of approximately $1.1 million, including an outstanding note of $250,000 in principal amount held by Galaxy Venture Partners. During the second quarter of fiscal 2004, the Company repaid the note in full including approximately $22,000 of accrued interest.
      C.N. Reddy, an officer and Director of the Company, is a general partner of Solar, an investor in Solar and participates in running Solar’s daily operations. Solar has invested in 17 of the 40 total companies in which Alliance Venture Management’s fund’s have invested.

      Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Riley your proxy FOR the election of the Riley Nominees by taking three steps:

•	SIGNING the enclosed GOLD proxy card,

•	DATING the enclosed GOLD proxy card, and

•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States)
      If any of your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your shares. Riley urges you to confirm in writing your instructions to Riley in care of MacKenzie Partners, Inc. at the address provided below so that Riley will be aware of all instructions given and can attempt to ensure that such instructions are followed.
      If you have any questions, require assistance in voting your shares, or need additional copies of B. Riley & Co.’s proxy materials, please call MacKenzie Partners at the phone numbers listed below.
105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (call collect)
or
TOLL-FREE (800) 322-2885

GOLD PROXY
ALLIANCE SEMICONDUCTOR CORPORATION
2005 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY B. RILEY & CO., INC. (“RILEY”) AND NOT
BY THE BOARD OF DIRECTORS OF ALLIANCE SEMICONDUCTOR CORPORATION
     The undersigned stockholder of Alliance Semiconductor Corporation (the “Company”) hereby appoints Bryant R. Riley and Tom Kelleher, or any of them, acting singly, as proxies and attorneys-in-fact, each with full power of substitution, for and in the name of the undersigned, to represent and vote all shares of common stock of the Company that the undersigned is entitled to vote, either on the undersigned’s behalf or on behalf of any other entity or entities, at the Annual Meeting of Stockholders which the Company has announced will be held on October 20, 2005, and at any adjournment(s) and postponement(s) thereof.
     The undersigned hereby revokes any and all other proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED (i) FOR THE RILEY NOMINEES LISTED ON THE REVERSE SIDE HEREOF, OR IN ACCORDANCE WITH THE PROXIES’ DISCRETION TO VOTE FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE (ii) FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AND (iii) IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENTS(S) THEREOF.
(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)
PLEASE RETURN THIS GOLD PROXY CARD,
USING THE ENCLOSED POSTAGE-PAID ENVELOPE

1. ELECTION OF DIRECTORS:

THE ELECTION OF FIVE MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL.		THE RILEY NOMINEES ARE: Bryant R. Riley, Alan B. Howe, Bob D’Agostino, J. Michael Gullard and C.N. Reddy
FOR all nominees listed right	WITHHOLD AUTHORITY to vote for all nominees listed right	Riley Recommends a Vote FOR the election of the Riley Nominees.
☐	☐	Instruction: To withhold authority to vote for election of one or more persons nominated by Riley, mark FOR above and cross out name(s) of persons with respect to whom authority is withheld.

2.	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Dated:	, 2005

Signature
Signature if held jointly

Name:

Title:

Please sign exactly as your name appears hereon. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.